Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

dated as of March 22, 2005

among

STRATEGIC HOTEL FUNDING, L.L.C.,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS NAMED THEREIN,

as the Lenders,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Administrative Agent

and

DEUTSCHE BANK SECURITIES INC.

as Sole Lead Arranger and Sole Book Running Manager

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this Amendment) is dated as of March 22, 2005 by and among STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company (the Borrower), DEUTSCHE BANK TRUST COMPANY AMERICAS (DBTCA), as the administrative agent (in such capacity, the Administrative Agent) and the various financial institutions become parties thereto (together with DBTCA, collectively the Lenders and individually, a Lender).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of June 29, 2004 among Borrower, the Lenders, and the Administrative Agent (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Credit Agreement), Borrower obtained the Facility from the Lenders;

WHEREAS, Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend the terms of the Credit Agreement as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Credit Agreement.

2.	Amendments to Credit Agreement.

(a)	The definition of “Applicable Margin” is hereby deleted in full and replaced by the following:

“Applicable Margin” means with respect to the unpaid principal amount of any Loan maintained as (i) a Base Rate Loan, a rate per annum equal to 1.70%, and (ii) a LIBO Rate Loan, a rate per annum equal to 2.95%.

(b)	Section 7.2.2(e) is hereby amended by deleting the parenthetical at the end of clause (ii) thereof and replacing it with the following:

“ (but, in any case, not with respect to Property acquisitions or in any event recourse to Borrower or Guarantor; provided that recourse Indebtedness of Borrower, Guarantor or any of their respective Subsidiaries incurred to finance FF&E or other Property improvement costs shall be permitted hereunder so long as such Indebtedness (x) does not exceed $15,000,000 in the aggregate at any time outstanding, (y) is unsecured and (z) does not mature, by its terms, until at least one (1) year after the Stated Maturity Date)”.

3.	Document References. All references to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

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4.	Effectiveness. This Amendment shall become effective only upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower, the Administrative Agent and the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

5.	Full Force and Effect. Except as amended by this Amendment, each of the Loan Documents shall continue to remain in full force and effect.

6.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

9.	Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

[signatures follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

STRATEGIC HOTEL FUNDING, L.L.C. a Delaware limited liability company

By:	/S/ JAMES MEAD
Name:	James Mead
Title:	EVP, CFO

Administrative Agent and Lender:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

By:	/S/ GEORGE R. REYNOLDS
Name:	George R. Reynolds
Title:	Vice President

By:	/S/ JAMES ROLISON
Name:	James Rolison
Title:	Director

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

BANK OF AMERICA, N.A.

By:	/S/ WILL BOWERS, JR.
Name:	Will Bowers, Jr.
Title:	Senior Vice President

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:	/S/ BILL O’DALY
Name:	Bill O’Daly
Title:	Director

By:	/S/ CASSANDRA DROGAN
Name:	Cassandra Drogan
Title:	Associate

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

LASALLE BANK NATIONAL ASSOCIATION

By:	/S/ KIM KALSETH
Name:	Kim Kalseth
Title:	VP

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By:	/S/ TIMOTHY R. VERRILLI
Name:	Timothy R. Verrilli
Title:	Director Senior Transaction Attorney

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ LEROY SAVAGE
Name:	LeRoy Savage
Title:	Vice President

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement

Lender:

RAYMOND JAMES BANK, FSB

By:	/S/ THOMAS F. MACINA
Name:	Thomas F. Macina
Title:	Senior Vice President

Signature Page to First Amendment to Strategic Hotel Funding LLC Credit Agreement